John Hancock Global Shareholder Yield Fund

Supplement dated 7-5–13 to the current Class NAV shares Prospectus

In the “Fund Summary” section, the Annual fund operating expenses table is revised and restated as follows:

Annual fund operating expenses (% ) (expenses that you pay each year as a percentage of the value of your investment)	Class NAV
Management fee[1]	0.81
Other expenses	0.09
Total annual fund operating expenses	0.90

1 “Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2012.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.